                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   HCB BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

              [HCB BANCSHARES LETTERHEAD]





                     April 6, 1998




Dear Stockholder:

     We invite you to attend a special meeting of stockholders of HCB Bancshares, Inc. to be held at the Ouachita Electric Co-
Op Corporation, 700 Bradley Ferry Road, Camden, Arkansas, on
Tuesday, May 5, 1998  at 10:00 a.m., local time.

     The attached notice and proxy statement describe the formal business to be transacted at the meeting. The meeting has been called to consider and vote upon approval of our proposed stock option plan and management recognition plan. We enclose a proxy statement and a proxy card. Our directors and officers will be present at the meeting to respond to any questions that our stockholders may have.

     Our Board of Directors has determined that the matters to be considered at the meeting are in the best interests of the company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE,
EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING.    Your vote
is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors and all our employees, I wish to thank you for your continued support.

                              Sincerely,

                              /s/ Vida H. Lampkin

                              Vida H. Lampkin
                              Chairman of the Board, President
                              and Chief Executive Officer

                        [LOGO]

                HCB BANCSHARES, INC.
               237 JACKSON STREET, S.W.
             CAMDEN, ARKANSAS  71701-0878

       NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
               TO BE HELD ON MAY 5, 1998


     NOTICE IS HEREBY GIVEN that a Special Meeting of
Stockholders (the "Special Meeting") of HCB Bancshares, Inc.
(the "Company") will be held at the Ouachita Electric Co-Op
Corporation, 700 Bradley Ferry Road, Camden, Arkansas, on
Tuesday, May 5, 1998  at 10:00 a.m., local time.

     A Proxy Statement and Proxy Card for the Special Meeting are enclosed.

     The Special Meeting is for the purpose of considering and acting upon the following matters:

          1.   Approval of the HCB Bancshares, Inc. 1998
               Stock Option Plan;

          2.   Approval of the HCB Bancshares, Inc.
               Management Recognition Plan; and

          3. Such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Special Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned. Stockholders of record at the close of business on March 20, 1998 are the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed Proxy
Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Special Meeting in person.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Paula J. Bergstrom

                          Paula J. Bergstrom
                          Secretary

Camden, Arkansas
April 6, 1998

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        [LOGO]

                    PROXY STATEMENT
                          OF
                 HCB BANCSHARES, INC.
               237 JACKSON STREET, S.W.
             CAMDEN, ARKANSAS  71701-0878

            SPECIAL MEETING OF STOCKHOLDERS
                      MAY 5, 1998


                        GENERAL

     This Proxy Statement is furnished to stockholders of HCB Bancshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") which will be held at the Ouachita Electric Co-Op Corporation, 700 Bradley Ferry Road, Camden, Arkansas, on Tuesday, May 5, 1998 at 10:00 a.m., local time, and at any adjournment thereof. The accompanying Notice of Special Meeting and Proxy Card and this Proxy Statement are being first mailed to stockholders on or about April 6, 1998.


          VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Special Meeting or by attending the Special Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT TO BE CONSIDERED AT THE SPECIAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the matters incident to the conduct of the Special Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. An abstention will have the same effect as a negative vote. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.


      VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     The securities entitled to vote at the Special Meeting consist of the Company's common stock, par value $0.01 per share (the "Common Stock"). Stockholders of record as of the close of business on March 20, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 2,645,000 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Special Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors and all of the Company's directors and executive officers as a group.


                                                SHARES OF
                                               COMMON STOCK
                                               BENEFICIALLY
                                                 OWNED AT       PERCENT OF
                                               RECORD DATE(1)    CLASS (2)
                                               --------------   -----------
HCB Bancshares, Inc.                            211,600  (1)     8.00%
Employee Stock Ownership Plan Trust ("ESOP")
   237 Jackson Street, S.W.
   Camden, Arkansas  71701-0878

Friedman, Billings, Ramsey Group, Inc.
Friedman, Billings, Ramsey Group, Inc.
  Voting Trust
Eric F. Billings
Emanuel J. Friedman
W. Russell Ramsey
1001 19th Street North
Arlington, VA  22209-1710                       175,252  (2)     6.63

Vida H. Lampkin                                  25,000           .95
Cameron D. McKeel                                 9,500           .35
Roy Wayne Moseley                                 9,877           .37
Bruce D. Murry                                    5,922           .23
Carl E. Parker, Jr.                              25,000           .95
Lula Sue Silliman                                10,000           .37
Clifford Steelman                                25,000           .95

All directors and executive officers of
  the Company as a group (8 persons)            110,299          4.17

________
(1) Represents unallocated shares held in a suspense account for future allocation among participating employee accounts as the loan used to purchase the shares is repaid. The ESOP trustee, First Commercial Trust Company, N.A., Little Rock, Arkansas, votes all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received, if any, are voted by the ESOP trustee in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

(2) In their Schedule 13G, as amended, the reporting persons reported sole voting and dispositive power over the reported shares through the following subsidiaries: Friedman, Billings, Ramsey Investment Management, Inc., FBR Fund Advisors, Inc. and Friedman, Billings, Ramsey & Co., Inc.


                MANAGEMENT COMPENSATION

DIRECTOR COMPENSATION

   Since January 1997, directors have received fees of $1,000 per month. This fee includes any committee meeting(s), as well as service on the board of directors of one or more subsidiaries of the Company. The Company's directors will be eligible to receive awards under the Option Plan and MRP, if approved by the Company's stockholders. See "Proposal I -- Approval of the HCB Bancshares, Inc. 1998 Stock Option Plan" and "Proposal II -- Approval of the HCB Bancshares, Inc. Management Recognition Plan."

   The Board of Directors of HEARTLAND Community Bank (the "Bank") adopted a directors' retirement plan, effective June 13, 1996, for directors who are or were members of the Board of Directors at any time on or after the plan's effective date, provided that an employee who becomes a director after June 30, 1996 will not become a participant unless the Board of Directors adopts a specific resolution to that effect. On the effective date of the plan, (1) the account of each participant who was a director on the effective date (other than Directors Lampkin and McKeel) was credited with an amount of $1,900 for each full year of service as a director; (2) the account of Director Lampkin was credited with an amount projected to provide her with an annual retirement benefit, commencing at age 65 and continuing for her lifetime, in an amount equal to the difference between
(i) 70% of her projected annual rate of pay at retirement, and
(ii) the annuity value of her accrued benefits under the Bank's tax-qualified retirement plans plus her annual social security benefit at age 65; and (3) the account of Director McKeel was credited with an amount projected to provide him with an annual retirement benefit, commencing at age 65 and continuing for a period of ten years, in an amount equal to the difference between (i) 40% of his projected annual rate of pay at retirement, and (ii) the annuity value of his accrued benefits under the Bank's tax-qualified retirement plans plus his annual social security benefit at age 65.

   On the first day of each calendar month after the effective date, each participant who is a director on said date, with the exception of Directors Lampkin and McKeel, will have his or her account credited with an amount equal to the product of $158.33 and the Safe Performance Factor for the preceding fiscal year. The Safe Performance Factor is determined annually based on the Bank's return on equity, non-performing asset ratio, and regulatory composite rating for the year as compared to targets set for the fiscal year. In addition, each participant's account will be credited with a rate of return, on any vested amounts previously credited, equal to any appreciation or depreciation determined according to the participant's election. Amounts credited to the accounts of participants other than Directors Lampkin and McKeel will be fully vested at all times. The amounts credited to Director Lampkin and Director McKeel will become vested at the rate of 1.18% for each full month of service as a director, starting with 15% vested interest on January 1, 1996, and becoming fully vested after 72 or more months of service after January 1, 1996.

   Upon a non-employee director's termination of service on the Board due to death, disability, or mandatory retirement due to age restrictions, the director's account will be credited with an amount equal to the difference between $38,000 and the amount previously credited to her or his account, exclusive of investment returns. In the event of Director Lampkin's or Director McKeel's disability or death prior to her or his attainment of 50% vesting, the vested percentage on her or his account will be increased to 50%. If Director Lampkin's or Director McKeel's service on the Board is terminated for any reason other than "just cause" following a change in control, the vested percentage of her or his account will become 100%. Distribution of account balances will be made in cash, over a ten-year period, unless the participant elects to receive a lump sum or annual installments over a period of less than ten years. If a participant dies before receiving all benefits payable under the plan, distribution will be made to her or his beneficiary or, in the absence of a beneficiary, to her or his estate, in a lump sum, unless the participant has elected to have the distribution made in installments over a period of up to ten years. Benefits under the Directors' Plan are non-transferable. The Bank will pay all benefits in cash from its general assets, and has established a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the Directors' Plan, he or she will be reimbursed for his or her legal and other expenses.

EXECUTIVE COMPENSATION

   The following table sets forth cash and noncash compensation for the fiscal years ended June 30, 1997 and 1996 awarded to or earned by Vida H. Lampkin, the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries.

                    Annual Compensation
         Fiscal     ---------------------        All Other
          Year      Salary          Bonus    Compensation (1)
         ------     ------         -----     ----------------
          1997      $90,000        $  --         $18,060
          1996       76,000          905          15,763

_________
(1) For fiscal 1997, includes director fees ($9,600), life, health, dental and disability insurance ($5,238) and matching contribution to defined contribution plan ($3,222);
    does not include indirect compensation in the form of certain perquisites and other personal benefits which did not exceed 10% of salary and bonus.

EMPLOYMENT AGREEMENTS

    The Company and the Bank maintain separate employment agreements (the "Employment Agreements") with Vida H. Lampkin, President and Chief Executive Officer of the Bank and the Company (the "Employee"). In such capacities, the Employee is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Employee in relation to her career with the Company and the Bank by assuring her of some financial security.

    The Employment Agreements provide for terms of three years and an annual base salary of $90,000. On each anniversary date of the Employment Agreements' effective date (the "Effective Date"), the term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Employee with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreements will terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for "just cause," no severance benefits are available. In the event of (i) the Employee's involuntary termination of employment for any reason other than "just cause" or (ii) the Employee's voluntary termination within 90 days of the occurrence of a "good reason" (as defined in the Employment Agreements), the Employee will be entitled to receive (a) her salary up to the Employment Agreements' expiration date (the "Expiration Date") plus an additional 12-month salary, (b) a put option requiring the Bank or the Company to purchase Common Stock held by the Employee to the extent that it is not readily tradeable on an established securities market, and (c), at the Employee's election, either cash in an amount equal to the cost of benefits the Employee would have been eligible to participate in through the Expiration Date or continued participation in the benefits plans through the Expiration Date. If the Employment Agreements are terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of her salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, her estate will be entitled to receive her salary through the last day of the calendar month in which the Employee's death occurred. The Employee is able to voluntarily terminate her Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Employee is entitled to receive only her compensation, vested rights and benefits up to the date of termination.

    In the event of (i) a "change in control," or (ii) the Employee's termination for a reason other than just cause during the "protected period (as defined in the Employment Agreements)," the Employee will be paid within 10 days following the later to occur of such events an amount equal to the difference between (i) 2.99 times her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. "Change in control" generally refers to (i) the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, (ii) the transfer by the Bank of substantially all of its assets to a corporation which is not an "affiliate" (as defined in the Employment Agreements),
(iii) a sale by the Bank or the Company of substantially all the assets of an affiliate which accounts for 50% or more of the controlled group's assets immediately prior to such sale, (iv) the replacement of a majority of the existing board of directors by the Bank or the Company in connection with an initial public offering, tender offer, merger, exchange offer, business combination, sale of assets or contested election, or (v) a merger of the Bank or the Company which results in less than seventy percent (70%) of the outstanding voting securities of the resulting corporation being owned by former stockholders of the Company or the Bank. The Employment Agreements provide that within 10 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Employee's base amount, that will be used to pay the Employee amounts owed to her. The aggregate payments that would be made to Mrs. Lampkin, assuming her termination of employment under the foregoing circumstances at June 30, 1997, would have been approximately $269,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, she will be reimbursed for her legal and other expenses.

COMPENSATION COMMITTEE REPORT ON EMPLOYEE COMPENSATION

    The Compensation Committee of the Board of Directors consists of the non-employee directors, which for fiscal 1997 consisted of Directors Moseley, Murry, Parker, Silliman and Steelman. This committee reviews the performance of the executive officers of the Company and its subsidiaries and recommends employee compensation structures and amounts to the Board.

    The Compensation Committee's compensation philosophy for all employees, including executive officers, is to provide competitive levels of compensation, integrate employees' pay with the achievement of the Company's performance goals, reward exceptional corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified employees. The committee expressly endorses the position that equity ownership by employees is beneficial in aligning employees' and stockholders' interests in the enhancement of stockholder value.

    Salaries are determined by evaluating the responsibilities of each position and by reference to the competitive marketplace for qualified employees, including with respect to executive officers comparisons of salaries for comparable positions at comparable companies within the banking industry. Annual salary changes are determined by evaluating changes in compensation in the marketplace, the performance of the company and the responsibilities and performance of the employee.

    For fiscal 1997, the base salaries of the chief executive officer and other executive officers were established in accordance with the foregoing policies. The chief executive officer's salary was not substantially changed for fiscal 1997, because it was raised in late fiscal 1996 based on a comparative survey of chief executive officer compensation levels. The salaries of the other executive officers also were not substantially changed for fiscal 1997, principally due to the fact that those officers' salaries were fully reviewed and analyzed when they joined HEARTLAND Community Bank late in fiscal 1996.

    The Committee believes that stock related award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Common Stock. Accordingly, the Committee recommended and the Board of Directors adopted the HCB Bancshares, Inc. 1998 Stock Option Plan (the "Option Plan") and the HCB Bancshares, Inc. Management Recognition Plan (the "MRP"), each subject to stockholder approval at the Special Meeting.

    The Board of Directors adopted the Option Plan pursuant to which directors, officers and employees may be granted options to acquire up to 317,400 shares of the Common Stock, in the aggregate. The Committee believes that an option plan can serve as a means of providing key employees with the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders.

    In addition, the Board of Directors adopted the MRP pursuant to which directors, officers and employees may be granted awards of up to 52,900 shares of the Common Stock, in the aggregate. The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing such employees with a proprietary interest in the Company as compensation for their past contributions to the Company and the Bank and as an incentive to make further contributions in the future.

    For information with respect to the Option Plan, see
"Proposal I -- Approval of the HCB Bancshares, Inc. 1998 Stock
Option Plan," and for information with respect to the MRP, see
"Proposal II -- Approval of the HCB Bancshares, Inc. Management
Recognition Plan."

                                  Roy Wayne Moseley
                                  Bruce D. Murry
                                  Carl E. Parker, Jr.
                                  Lula Sue Silliman
                                  Clifford Steelman

STOCK PERFORMANCE

    The cumulative total return of the Company's Common Stock from the commencement of trading on May 7, 1997 through June 30, 1997 (less than two months) was 2.0% compared with the cumulative total returns of the CRSP Index for the Nasdaq Stock Market (US Companies) of 9.2% and the CRSP Index for Nasdaq Stocks of savings institutions (US Companies) of 13.0% over the same period. Total cumulative return on the Common Stock or the index equals the total increase in value since May 7, 1997, assuming reinvestment of all dividends paid; total cumulative return on the Common Stock does not include the 26.2% increase in value on May 7, 1997 from the initial public offering price.

   PROPOSAL I -- APPROVAL OF THE HCB BANCSHARES, INC.
                 1998 STOCK OPTION PLAN
GENERAL

    The Board of Directors of the Company is seeking stockholder approval of the HCB Bancshares, Inc. 1998 Stock Option Plan (the "Option Plan"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

    The purpose of the Option Plan is to advance the interests of the Company by providing selected directors and employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

    Effective Date. The Option Plan is expected to be formally adopted by the Board of Directors and thereby become effective on April 16, 1998 (the "Effective Date"), although the Option Plan's effectiveness will be contingent on its approval by the Company's stockholders.

    Administration. The Option Plan will be administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Committee will have discretionary authority to select participants and grant options, to determine the form and content of any options granted under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations and interpretations of the Committee will be final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the
Option Plan.   It is expected that the Committee will initially
consist of Directors Moseley, Murry, Parker, Silliman and
Steelman.

    Eligible Persons. Under the Option Plan, the Committee will have discretionary authority to grant stock options ("Options") to such employees and directors (including members of the Committee) as the Committee shall designate. In addition, the Option Plan specifies the automatic grants described below (see "-- Automatic Grants" below). As of the Record Date, the Company and its subsidiaries had 72 employees and five non-employee directors who were eligible to participate in the Option Plan.

    Shares Available for Grants. The Option Plan reserves 317,400 shares of Common Stock for issuance upon the exercise of Options. Such shares may be (i) authorized by unissued shares,
(ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan and the exercise prices of such Options. If Options expire, become unexercisable or are forfeited for any reason without having been exercised, the shares of Common Stock subject to such Options shall, unless the Option Plan shall have been terminated, be available for the grant of additional Options under the Option Plan.

    Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, provided that the Committee did not elect to pay the amount of such nonrecurring dividend to the optionee upon exercise of the Option.

    Automatic Grants. On the Effective Date, certain employees and non-employee directors of the Company and the Bank are expected to receive one-time grants of Options to purchase shares of Common Stock at an exercise price per share equal to its fair market value on that date (see " -- Proposed Stock Option Grants" and "New Plan Benefits" below).

    Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an agreement granting an Option, each Option grant shall be vested and exercisable with respect to 25% of the shares subject to the Option on the date of grant and shall become vested and exercisable with respect to an additional 25% of the shares subject to the Option on each of the next three annual anniversary dates of the grant date; provided that no vesting shall occur prior to stockholder approval of the Option Plan, and further provided that no vesting shall occur on a particular date in the event of the termination or interruption of the optionee's continuous service as a director or employee of the Company or an affiliate prior thereto. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan),
(ii) the date that is one year after an optionee terminates service for a reason other than just cause or death, or (iii) the date that is two years after an optionee's death. Options granted to non-employee directors will expire one year after a director terminates continuous service as a director for any reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of a director's death during the term of his or her directorship, the Options shall become immediately exercisable and will expire two years after his or her death. In the event of such director's disability during his or her directorship, the director's Option shall become immediately exercisable, and such Option may be exercised within two years of the termination of directorship due to disability, but not later than the date that the Option would otherwise expire.

    An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and
(ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised. Upon an optionee's exercise of an Option, the Company may, in the discretion of the Committee, pay the optionee a cash amount of up to the amount of any dividends declared on the underlying shares between the date of grant and the date of exercise of the Option.

    Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

    Change in Control. The Option Plan provides that upon the earlier of a "Change in Control" or the execution of an agreement to effect a Change in Control, all Options shall become fully exercisable, notwithstanding any other provision of the Option Plan or any agreement with an optionee. For purposes of the Option Plan, Change in Control means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the
meaning of   12 C.F.R. Part 574 or its applicable equivalent, or
(5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. In the case of subsections (1), (2), (3) and (4) above, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control." For purposes of defining Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any
other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

    Although these provisions are included in the Option Plan primarily for the protection of an employee-optionee in the event of a Change in Control of the Company, they may be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

    Nontransferability. Optionees may transfer their Options to family members or trusts under specified circumstances. Options may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the optionee's death or disability, or such other event as the Board of Directors may specifically deem appropriate.

    Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

    Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Option then outstanding.

    Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Option previously granted.

    Financial Effects of Options. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted, but disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock-based awards.

FEDERAL INCOME TAX CONSEQUENCES

    ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the
optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

    Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

PROPOSED STOCK OPTION GRANTS

    Set forth below is certain information as of the Record
Date relating to Options expected to be granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options (i) will be subject to the terms and conditions described above, (ii) will be contingent on, and not exercisable until, the Option Plan receives stockholder approval and (iii) will automatically expire ten years after the date of their grant. The exercise price for these Options will be the fair market value of the Common Stock on the date of grant.

                                              Number of Shares
                                              Subject to Options
                                              ------------------

Vida H. Lampkin, Chairman of the Board,
  President and Chief Executive Officer             50,784
Cameron D. McKeel, Director and
  Executive Vice President                          47,612
Roy Wayne Moseley, Director                         15,872
Bruce D. Murry, Director                            15,872
Carl E. Parker, Jr., Director                       15,872
Lula Sue Silliman, Director                         15,872
Clifford Steelman, Director                         15,872
William C. Lyon, Senior Vice President
  and Chief Lending Officer                         44,436

All current executive officers as a
  group (3 persons)                                142,832

All current directors who are not executive
  officers as a group (5 persons)                   79,360

All employees, including all current officers
  who are not executive officers, as a group
  (69 persons)                                     74,083

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the requirements of the National Association of Securities Dealers for national market system securities.

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" APPROVAL OF THE OPTION PLAN.

   PROPOSAL II -- APPROVAL OF THE HCB BANCSHARES, INC.
                  MANAGEMENT RECOGNITION PLAN

GENERAL

     The Board of Directors of the Company is seeking stockholder approval of the HCB Bancshares, Inc. Management Recognition Plan (the "MRP"). A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing selected directors and employees of the Company, the Bank and their affiliates with a proprietary interest in the Company, with compensation for their past contributions to the Company and the Bank, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date. The MRP is expected to be formally adopted by the Board of Directors and thereby become effective on April 16, 1998 (the "Effective Date"), although the MRP's effectiveness will be contingent upon its approval by the Company's stockholders.

     Administration. The MRP will be administered by an MRP Committee consisting of not less than two directors appointed by the Company's Board of Directors. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee will have sole and complete authority and discretion (1) to grant MRP awards to such employees as the MRP Committee may select, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP, (4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and which he or she reasonably believed to be in the best interests of the Company and its affiliates. It is expected that the MRP Committee will initially consist of Directors Moseley, Murry, Parker, Silliman and Steelman.

     MRP Trust; Purchase Limitations. The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors Moseley, Murry, Parker, Silliman and Steelman are expected to act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Bank. With funds contributed by the Company, the MRP Trust may purchase, in the aggregate, up to 52,900 shares of the Company's Common Stock. Such shares may be newly issued shares, shares held in treasury, or shares held in a grantor trust. The number of shares is the maximum that the MRP Trust may purchase. In the event the MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with the MRP, the MRP Committee may make awards with respect to such shares.

     Types of Awards; Eligible Persons. The MRP Committee has the discretion to select directors and employees of the Company and/or of the Bank who will receive discretionary MRP awards.
In addition, the MRP specifically provides for certain automatic awards to certain employees and all non-employee directors (see "New Plan Benefits" below).

     Vesting. The vesting of MRP awards will be subject to such terms and conditions as are established in a written notice from the Committee to the award recipient. Unless the Committee specifically imposes a different vesting schedule in a notice granting an award, each award shall be vested with respect to 25% of the awarded shares on the date of the award and shall become vested with respect to an additional 25% of the awarded shares on each of the next three annual anniversary dates of the award date; provided that no vesting shall occur prior to stockholder approval of the MRP, and further provided that no vesting shall occur on a particular date in the event of the termination or interruption of the award recipient's continuous service as a director or employee of the Company or an affiliate prior thereto. Notwithstanding the foregoing, (i) all shares subject to an award held by a participant whose service with the Company or an affiliate terminates due to the participant's death, disability (as defined in the MRP) or retirement at or after age 70 will be deemed earned and 100% vested as of the participant's last day of service with the Company or an affiliate and (ii) all shares subject to an award held by a participant will be deemed 100% vested as of the earlier date of a change in control or the execution of an agreement to effect a change in control.

     Change in Control. For purposes of the MRP, Change in Control shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change of Control"), or
(5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of the definition of Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the MRP Committee as to whether a change in control has occurred shall be conclusive and binding.

     Distributions of Shares; Voting. All unvested shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein, and in the absence of any such voting, shall be voted in the manner directed by the Board of Directors. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each share earned. However, no shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Bank's conversion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the disinterested directors of the Company's Board of Directors. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is five years from the date of the Bank's conversion to stock form.

     Dividends. Whenever shares of Common Stock are paid to an award recipient or beneficiary thereof, such recipient or beneficiary shall also be entitled to receive, with respect to each share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant MRP award was initially granted to such
participant and the date the shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     Deferral of Awards. The MRP provides that at any time prior to April 30 of any year prior to the date on which a participant becomes vested in any shares subject to his or her award, a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect to defer the receipt of all or a percentage of the shares that would otherwise be transferred to the participant upon the vesting of such award (the "Deferred Shares"). MRP participants shall receive earnings on dividends paid on Deferred Shares at a rate equal to the dividend-adjusted total return on the Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The MRP Trustees shall hold each Participant's Deferred Shares and deferred earnings in the MRP Trust until distribution is required pursuant to the participant's election.

     Transferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

     Financial Effects of Awards. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under applicable accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the MRP awards are granted, with such amount being amortized over the expected vesting period for the award.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock which may be purchased under the MRP and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the transaction.

     Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, amend or terminate the MRP at any time, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

     The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust will not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (ii) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

     Proposed MRP Awards.  For information relating to proposed
MRP awards, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP to satisfy the requirements of the National Association of Securities Dealers for national market system securities.

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
MRP.


                   NEW PLAN BENEFITS

     The following table sets forth certain information regarding benefits expected to be received under the Option Plan and the MRP, subject to stockholder approval of the plans at the Special Meeting. For additional information, including information regarding vesting of awards, see "Proposal I -- Approval of the HCB Bancshares, Inc. 1998 Stock Option Plan" and "Proposal II -- Approval of the HCB Bancshares, Inc. Management Recognition Plan."

                                             Option Plan              MRP
                                       ---------------------- ----------------------
                                          Dollar     Number      Dollar     Number
Name and Position                      Value ($)(1) of Units  Value ($)(2) of Units
-----------------                      ---------------------- ----------------------
Vida H. Lampkin, Chairman of the Board,
  President and Chief Executive
  Officer of the Company and the Bank    $   --       50,784   $195,054     13,224

All current executive officers as a
  group (3 persons)                          --      142,832    444,742     30,152

All current directors who are not
  executive officers as a group
  (5 persons)                                --       79,360    194,995     13,220

All employees, including all current
  officers who are not executive
  officers, as a group (69 persons)          --       74,083    140,538      9,528

__________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price: All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant.
(2) Based on the closing price of the underlying Common Stock of $14.75 per share as quoted on the Nasdaq National Market System on March 30, 1998.

                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Special Meeting. However, if any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

                     MISCELLANEOUS

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


                 STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending June 30, 1998, any stockholder proposal to take action at such meeting must be received at the Company's main office at 237 Jackson Street, S.W., Camden, Arkansas 71701, by no later than June 17, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Paula J. Bergstrom

                          Paula J. Bergstrom
                          Secretary

April 6, 1998
Camden, Arkansas

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN
PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,
YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING
PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                       Exhibit A
                 HCB BANCSHARES, INC.
                1998 STOCK OPTION PLAN

1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

2.  DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c)  "Bank" shall mean Heartland Community Bank.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i)  "Company" shall mean HCB Bancshares, Inc.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "Effective Date" shall mean the date specified in Paragraph 13 hereof.

     (n) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (o)  "Exercise Price" shall mean the price per Optioned
Share at which an Option may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t)  "Option" means an ISO and/or a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Option pursuant to the Plan.

     (w)  "Plan" shall mean this HCB Bancshares, Inc. 1998
Stock Option Plan.

     (x)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y)  "Share" shall mean one share of Common Stock.

     (z) "Year of Service" shall mean a full twelve-month period, measured from the date of an Option and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.


     3.  TERM OF THE PLAN AND OPTIONS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 15 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  SHARES SUBJECT TO THE PLAN.

     Except as otherwise required under Paragraph 10, the aggregate number of Shares deliverable pursuant to Options shall not exceed 317,400 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of at least two Directors appointed by the Board. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such
Agreement.   The terms of each such Agreement shall be in
accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANT OF OPTIONS.

     (a) General Rule. The Committee shall have the discretion to make discretionary grants of Options to Employees and Directors (including members of the Committee). In addition, the Committee shall automatically make the awards specified in Paragraphs 6(b) and 9 hereof.

     (b)  Automatic Grants to Employees.  On the Effective
Date, each of the following Employees shall receive an Option to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective
Date:

                                  Percentage of Shares
          Participant         Reserved under Paragraph 4(a)
          -----------         -----------------------------
          Lampkin                      50,784
          McKeel                       47,612
          Lyon                         44,436

     Each Option granted on the Effective Date (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options, and (iv) shall be an ISO to the extent it qualifies as such on the Effective Date.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales
on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option grant shall be vested and exercisable with respect to 25% of the Optioned Shares on the date of grant and shall become vested and exercisable with respect to an additional 25% of the Optioned Shares on each of the next three annual anniversary dates of the grant date; provided that no vesting shall occur prior to stockholder approval pursuant to Paragraph 13 hereof, and further provided that no vesting shall occur on a particular date if the Participant's Continuous Service has ended prior thereto. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Participant a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d)  Effect of the Committee's Decisions.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or disability, or such other event as the Board may specifically deem appropriate.

     9.   AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, a Non-ISO to purchase 15,872 Shares.
Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant, and be subject to the terms of Paragraph 9(b) hereof.

     (b) Terms of Exercise. Options received under the provisions of Paragraph 9(a) shall (i) become exercisable pursuant to the general rules set forth in Paragraph 8(a), and
(ii) may be exercised from time to time by written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Director a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 18 hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall expire one year after the date on which a Director terminates Continuous Service on the Board for a reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within two years of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     10.  CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK
          SUBJECT TO THE PLAN.

     (a) Change in Control. Upon the earlier of a Change in Control or the execution of an agreement to effect a Change in Control, all Options shall become fully exercisable, notwithstanding any other provision of the Plan or any Agreement.

     (b) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (d) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (f) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     (g) Certain Special Dividends. The Exercise Price of shares subject to outstanding Options shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (g) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     11.  NON-TRANSFERABILITY OF OPTIONS.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Paragraph 11. Options which are transferred pursuant to this Paragraph 11 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     12.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the deter-mination of granting such Option, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  EFFECTIVE DATE.

     The Plan shall become effective upon adoption by the Board, or on such later date as the Board may determine; provided that the effectiveness of the Plan and any Option shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, and no Options shall become exercisable prior to approval of the Plan by the stockholders of the Company.

     14.  MODIFICATION OF OPTIONS.

     At any time, and from time to time, the Board may autho-rize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     16.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay an
Optionee the in-the-money   value of his Option in consideration
for its cancellation, or all of these restrictions.

     17.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably
electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     19.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, an Employee or Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     20.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Arkansas, except to the extent that federal law shall be deemed to apply.

                                                       Exhibit B

                 HCB BANCSHARES, INC.
              MANAGEMENT RECOGNITION PLAN


                       ARTICLE I
               ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                      ARTICLE II
                  PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                      ARTICLE III
                      DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended.

     3.02 "Bank" means Heartland Community Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Change in Control" means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock,
(2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or
(5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease
for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     3.06 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.07 "Common Stock" means shares of the common stock of the Company.

     3.08 "Company" means HCB Bancshares, Inc.

     3.09 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.10 "Date of Conversion" means the date of the conversion of the Bank from mutual to stock form.

     3.11 "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     3.12 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.14 "Employee" means any person who is employed by the Company or an Affiliate.

     3.15 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17 "Plan" means this HCB Bancshares, Inc. Management
Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20 "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means the Company's Directors acting by majority.

     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.

                      ARTICLE IV
              ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of at least two Directors appointed by the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than three Non-Employee Directors.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                       ARTICLE V
           CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make
contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM PLAN SHARE AWARDS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to more than 52,900 Shares. Such Shares may be newly issued Shares, Shares held in Treasury, or Shares held in a grantor trust.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.

                      ARTICLE VI
               ELIGIBILITY; ALLOCATIONS

     6.01  ELIGIBILITY.  The Committee may make Plan Share
Awards only to Employees or Directors. In addition, the Committee shall automatically make the Plan Share Awards specified in Sections 6.04 and 6.05.

     6.02 ALLOCATIONS. The Committee will determine which Employees or Directors will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any awards be made which would violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, grant additional Plan Share Awards from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the award and the number of Plan Shares covered by the award. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards, and prior thereto the Participant shall have no rights pursuant to the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on the Effective Date, a Plan Share Award for 2,644 Shares. Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of
Section 7.01. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 AUTOMATIC GRANTS TO EMPLOYEES. On the Effective Date, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on the Effective Date:

       Employee        Shares Subject to Plan Share Award
       --------        ----------------------------------
       Lampkin                       13,224
       McKeel                        10,580
        Lyon                          6,348

     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section
7.01.  Unless otherwise inapplicable or
inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                      ARTICLE VII
EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01  EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. Unless the Committee specifically imposes a different vesting schedule in a notice granting a Plan Share Award, each Plan Share Award shall be vested with respect to 25% of the awarded Plan Shares on the date of the award and shall become vested with respect to an additional 25% of the awarded Plan Shares on each of the next three annual anniversary dates of the award date; provided that no vesting shall occur prior to stockholder approval pursuant to Section 8.07 hereof, and further provided that no vesting shall occur on a particular date if the Participant's Continuous Service has ended prior thereto.

     (b) ACCELERATION FOR TERMINATIONS DUE TO RETIREMENT, DEATH, DISABILITY, OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a) above: (i) all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's retirement at or after age 70, death, or Disability shall be deemed earned and 100% vested as of the Participant's last day of service with the Company or an Affiliate, and (ii) all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed earned and 100% vested as of the earlier of a Change in Control or, if earlier, the execution of an agreement to effect a Change in Control.

     (c)   DISCRETIONARY ACCELERATION.  Notwithstanding
Sections 7.01(a) and 7.01(b) above, the Committee may at any time and for any lawful reason accelerate the vesting on all or any part of a Participant's Plan Share Award.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Except as provided in Subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

     (b) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

     (c) WITHHOLDING. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d)  TIMING: EXCEPTION FOR 10% SHAREHOLDERS.
Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of disinterested directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

     (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05.  DEFERRAL ELECTIONS BY PARTICIPANTS.

     (a)  ELECTIONS TO DEFER.   At any time prior to April
30th of any year prior to the date on which a Participant becomes vested in any shares subject to his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to defer the receipt of all or a percentage of the Plan Shares that would otherwise be transferred to the Participant upon the vesting of such award (the "Deferred Shares").

     (b)  RECORDKEEPING; HOLDING OF DEFERRED SHARES.    The
MRP Committee shall establish and maintain an individual account in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings attributable to cash dividends paid on Deferred Shares (the "Cash Account"). On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the dividend-adjusted total return on Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The Trustees shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to Section 7.05(c) hereof.

     (c) DISTRIBUTIONS OF DEFERRED SHARES. The Trustee shall distribute a Participant's Deferred Shares and Deferred Earnings in accordance with the Participant's Election Form. All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation. Within 90 days after receiving notice of a Participant's death, the Trustee shall distribute any balance of the Participant's Deferred Shares and Deferred Earnings to the Participant's designated beneficiary, if living, or if such designated beneficiary is deceased or the Participant failed to designate a
beneficiary, to the Participant's estate.   If, on the other
hand, a Participant's Continuous Service terminates for a reason other than the Participant's death, Disability, early retirement, or normal retirement, the Participant's Deferred Shares and Deferred Earnings shall be distributed to the Participant in a lump sum occurring as soon as reasonably practicable. The distribution provisions of a Participant's

Election Form shall become irrevocable on the date that occurs
(i) one year before the Participant's termination of Continuous
Service for a reason other than death, and (ii) on the Participant's death if that terminates the Participant's
Continuous Service.

     (d) HARDSHIP WITHDRAWALS. Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares and Deferred Earnings. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (e)  RIGHTS TO DEFERRED SHARES AND EARNINGS.  A
Participant may not assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, except in accordance with Section 8.03 of this Plan. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.

                     ARTICLE VIII
                     MISCELLANEOUS

     8.01  ADJUSTMENTS FOR CAPITAL CHANGES.

     (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b)  TRANSACTIONS IN WHICH THE COMPANY IS NOT THE
SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

     (c) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan
Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the State of Arkansas to the extent not preempted by Federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective upon adoption by the Board, or on such later date as the Board may determine; provided that the effectiveness of the Plan and any Plan Share Award shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded
promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).


[  ]PLEASE MARK VOTES    REVOCABLE PROXY
    AS IN THIS EXAMPLE   HCB BANCSHARES, INC.

             SPECIAL MEETING OF STOCKHOLDERS
                       MAY 5, 1998

The undersigned hereby appoints Vida H. Lampkin and Cameron D. McKeel, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of HCB Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the Ouachita Electric Co-Op Corporation, 700 Bradley Ferry Road, Camden, Arkansas, on Tuesday, May 5, 1998 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                              FOR   AGAINST  ABSTAIN

1.   Approval of the HCB Bancshares,
     Inc. 1998 Stock Option Plan              [  ]    [  ]    [  ]

2.   Approval of the HCB Bancshares,
     Inc. Management Recognition Plan         [  ]    [  ]    [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
LISTED PROPOSITIONS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING MATTERS RELATED TO THE CONDUCT OF THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   Please be sure to sign and date this proxy in the box below

   Date ______________________

   ___________________________   _________________________
   Stockholders sign above       Co-holder (if any) sign above

--------------------- perforation ------------------------------

Detach above card, sign, date and mail in postage-paid envelope enclosed.

                  HCB BANCSHARES, INC.

Should the abovesigned be present and elect to vote at the special meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the special meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The abovesigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the special meeting and a proxy statement dated April 6, 1998.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                  PLEASE ACT PROMPTLY
           SIGN, DATE & MAIL YOUR PROXY TODAY